Exhibit 10.2

First Amendment to Loan and Security Agreement
Borrower: Cardlytics, Inc.
Date: March 27, 2019
This FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT is entered into between PACIFIC WESTERN BANK, a California state-chartered bank (“PWB”), as Agent and Lender, the other lenders from time to time party to the Loan Agreement, and the borrower named above (“Borrower”). PWB and lenders that may hereafter join as lenders under the Loan Agreement (as defined below) are herein sometimes collectively referred to as “Lenders” and individually as a “Lender”. PWB, in its capacity as administrative and collateral Agent for the Lenders, is referred to herein as the “Agent” (which term shall include any successor Agent in accordance with terms hereof).
Agent, Lender and Borrower agree to amend the Loan and Security Agreement between them, dated May 21, 2018 (as amended, the “Loan Agreement”), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

1.	Amendment to Success Fee. Section 3 of the Schedule to the Loan Agreement, which presently reads as follows:

“Success Fee:
In the event Borrower realizes revenue (in accordance with GAAP) of $200,000,000 or more during any twelve-month period ending at the end of any month after the date hereof, Borrower shall pay Lender a one-time Success Fee in the amount of $75,000 within 30 days after the end of such month.”

is hereby amended in its entirety to read as follows:

“Success Fee:
In the event Borrower realizes Billings of $225,000,000 or more during any twelve-month period ending at the end of any month after the date hereof, Borrower shall pay Lender a one-time Success Fee in the amount of $75,000 within 30 days after the end of such month.”

2.	Amendment to Financial Covenants. That portion of Section 5 of the Schedule to the Loan Agreement, which presently reads as follows:]
“Minimum Revenue:    Borrower shall maintain revenue, determined in accordance with GAAP, in the following amounts for each twelve-month period ending at following dates:

Twelve Months Ending	Minimum Revenue (000s omitted)
4/30/2018	$124,500
5/31/2018	$125,750
6/30/2018	$127,000
7/31/2018	$128,250
8/31/2018	$129,500
9/30/2018	$130,750
10/31/2018	$132,000
11/30/2018	$133,250
12/31/2018	$134,500
1/31/2019	$135,750
2/28/2019	$137,000
*	*

Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.2

* For periods after February 28, 2019, the above covenants shall be determined as follows: On or before February 28, 2019, and February 28 in each succeeding year, Borrower shall submit to Lender financial projections for Borrower for the succeeding 12-month period, on a monthly basis, as approved by Borrower’s Board of Directors, and Lender and Borrower shall attempt to agree in writing on the financial covenants which Borrower shall be required to comply with for such periods. If for any reason Borrower and Lender are not able to agree in writing on the same, prior to March 31, 2019, or March 31 of any subsequent year, or if such projections are not received by Lender within 60 days after the beginning of any fiscal year, then the financial covenants for such periods during such fiscal year shall be determined by Lender, in Lender’s Good Faith Business Judgment.”
is hereby deleted and replaced with the following:
“Minimum Billings: Borrower shall maintain Billings of not less than the following amounts for each twelve-month period ending at following dates:

Twelve Months Ending	Minimum Billings (000s omitted)
3/31/2019	$210,000
4/30/2019	[***]
5/31/2019	[***]
6/30/2019	[***]
7/31/2019	[***]
8/31/2019	[***]
9/30/2019	[***]
10/31/2019	[***]
11/30/2019	[***]
12/31/2019	[***]
1/31/2020	[***]
2/28/2020	[***]
3/31/2020	[***]
4/30/2020	[***]
5/31/2020 and each twelve-month period ending thereafter	$255,000
As used herein, “Billings” means with respect to any fiscal period, on a consolidated basis, the amounts billed by Borrower to their respective customers in such period in accordance with its agreements with its customers.”

3.
Fee. In consideration for Agent and Lender entering into this Amendment, Borrower shall concurrently pay Agent a fee in the amount of $5,000 which shall be non-refundable and in addition to all interest and other fees payable to Agent and Lender under the Loan Documents. Agent is authorized to charge said fee to Borrower’s loan account or any of Borrower’s deposit accounts with Agent.

4.	Representations True. Borrower represents and warrants to Agent and Lender that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

5.
General Release. In consideration for Agent and Lender entering into this Amendment, Borrower hereby irrevocably releases and forever discharges Lender, and its successors, assigns, agents, shareholders, directors, officers, employees, agents, attorneys, parent corporations, subsidiary corporations, affiliated corporations, affiliates, participants, and each of them (collectively, the “Releasees”), from any and all claims, debts, liabilities, demands, obligations, costs, expenses, actions and causes of action, of every nature and description, known and unknown, which Borrower now has or at any time may hold, by reason of any matter, cause or thing occurred, done, omitted or suffered to be done prior to the date of this Amendment (collectively, the “Released Claims”). Borrower hereby irrevocably waives the benefits of any and all statutes and rules of law to the extent the same provide in substance that a general release does not extend to claims

Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.2

which the creditor does not know or suspect to exist in its favor at the time of exe-cuting the release. Borrower represents and warrants that it has not assigned to any other Person any Released Claim, and agrees to indemnify Lender against any and all actions, demands, obligations, causes of action, decrees, awards, claims, liabilities, losses and costs, including but not limited to reasonable attorneys' fees of counsel of Lender’s choice and costs, which Lender may sustain or incur as a result of a breach or purported breach of the foregoing representation and warranty.

6.	No Waiver. Nothing herein constitutes a waiver of any default or Event of Default under the Loan Agreement or any other Loan Documents, whether or not known to Bank.

7.
General Provisions. Borrower hereby ratifies and confirms the continuing validity, enforceability and effectiveness of the Loan Agreement and all other Loan Documents. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Agent, Lender and Borrower, and the other written documents and agreements between Agent, Lender and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and under-standings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Agent and Lender on the one hand and Borrower on the other hand shall continue in full force and effect and the same are hereby ratified and confirmed. This Amendment may be executed in multiple counterparts, by different parties signing separate counterparts, and all of the same taken together shall constitute one and the same agreement.

8.
Mutual Waiver of Jury Trial. AGENT AND LENDERS AND BORROWER EACH ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL RIGHT, BUT THAT IT MAY BE WAIVED. EACH OF THE PARTIES, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT, WITH COUNSEL OF THEIR CHOICE, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY RELATED INSTRUMENT OR LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), ACTION OR INACTION OF ANY OF THEM. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY ANY PARTY HERETO, EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY EACH OF THEM. IF FOR ANY REASON THE PROVISIONS OF THIS SECTION ARE VOID, INVALID OR UNENFORCEABLE, THE SAME SHALL NOT AFFECT ANY OTHER TERM OR PROVISION OF THIS AGREEMENT, AND ALL OTHER TERMS AND PROVISIONS OF THIS AGREEMENT SHALL BE UNAFFECTED BY THE SAME AND CONTINUE IN FULL FORCE AND EFFECT.

Borrower:	Agent and Lender:
CARDLYTICS, INC.	PACIFIC WESTERN BANK

/s/ David T. Evans	/s/ Illegible
David T. Evans	Authorized Signature
Chief Financial Officer and Head of Corporate Development

Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.